                 FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT
                 -----------------------------------------------

                  FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of May 13, 2003, among GRAHAM PACKAGING HOLDINGS COMPANY, a Pennsylvania limited partnership ("Holdings"), GRAHAM PACKAGING COMPANY, L.P., a Delaware limited partnership (the "Borrower"), GPC CAPITAL CORP. I, a Delaware corporation (the "Co-Borrower"), the various Lenders party to the Credit Agreement referred to below, LASALLE BANK NATIONAL ASSOCIATION, as documentation agent (in such capacity, the "Documentation Agent"), DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (in such capacity, the "Administrative Agent") and SALOMON SMITH BARNEY INC., as syndication agent (in such capacity, the "Syndication Agent" and, together with the Documentation Agent and the Administrative Agent, the "Agents"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H:
                              - - - - - - - - - -


                  WHEREAS, Holdings, the Borrower, the Co-Borrower, the Lenders and the Agents are parties to a Credit Agreement, dated as of February 14, 2003 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower wishes to refinance in full the Tranche II Term Loans pursuant to an exchange of such Tranche II Term Loans for senior subordinated notes in an aggregate principal amount of $100,000,000 with substantially identical terms as the Borrower's existing Senior Subordinated Notes (the "New Senior Subordinated Notes") and the subsequent sale of such New Senior Subordinated Notes pursuant to an offering under Rule 144A of the Securities Act of 1933, as amended, in each case, in accordance with the terms of the definition of "Tranche II Term Loan Refinancing" contained in the Credit Agreement, except that the New Senior Subordinated Notes may have a final maturity that is on or after January 15, 2008 instead of a final maturity that is five years from the date of issuance thereof (the "New Senior Subordinated Notes Issuance"); and

                  WHEREAS, the Lenders wish to grant certain consents to the Credit Agreement and the parties hereto wish to amend the Credit Agreement as herein provided;


                  NOW, THEREFORE, it is agreed:

I.       Amendments and Consents to Credit Agreement.
         -------------------------------------------

                  1. The Lenders hereby consent to the New Senior Subordinated Notes Issuance and agree that the New Senior Subordinated Notes shall (i) constitute "Permitted Refinancing Indebtedness" under, and as defined in, the Credit Agreement and (ii) be deemed to be the "New Senior Notes" under, and as defined in, the definition of "Tranche II Term Loan Refinancing" contained in the Credit Agreement.

                  2. Section 1.01 of the Credit Agreement is hereby amended by deleting the text "at least five years from the date of issuance thereof" appearing in clause (x) of the definition of "Tranche II Term Loan Refinancing" and inserting the text "on or after January 15, 2008" in lieu thereof.

II.      Miscellaneous.
         -------------

                  1. In order to induce the Lenders to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants to each of the Lenders that (i) all representations and warranties contained in
Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date and after giving effect to this First Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date after giving effect to this First Amendment. Furthermore, for avoidance of doubt, the Borrower hereby acknowledges and confirms its due execution and delivery of all Loan Documents (each Loan Document as amended, modified or supplemented through and including the date hereof), including all instruments, financing statements, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith.

                  2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

                  3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

                  4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  5. This First Amendment shall become effective on the date (the "First Amendment Effective Date") when each Loan Party (including, without limitation, Holdings, the Borrower, the Co-Borrower and each Subsidiary Guarantor) and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by usage of facsimile transmission) same to the Administrative Agent at its office located at 31 West 52nd Street, New York, New York.

                  6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



              GRAHAM PACKAGING HOLDINGS
              COMPANY

              By: BCP/Graham Holdings L.L.C., its
                  general partner



              By:    /s/ John E. Hamilton
                  ----------------------------------------------------
                  Name:  John E. Hamilton
                  Title: Chief Financial Officer, Asst. Treasurer
                         and Asst. Secretary



              GRAHAM PACKAGING COMPANY, L.P.

              By: GPC Opco GP LLC, its general partner



              By: /s/ John E. Hamilton
                  ----------------------------------------------------
                  Name:  John E. Hamilton
                  Title: Chief Financial Officer, Treasurer
                         and Secretary



              GPC CAPITAL CORP. I



              By: /s/ John E. Hamilton
                 ----------------------------------------------------
                  Name:  John E. Hamilton
                  Title: Vice President, Secretary and Asst.
                         Treasurer

                DEUTSCHE BANK TRUST COMPANY AMERICAS,
                    Individually and as Administrative Agent,



                By      /s/ Mary Kay Coyle
                     ----------------------------------------------------
                     Name: Mary Kay Coyle
                     Title: Managing Director

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                CITICORP NORTH AMERICA, INC


                By:    /s/ Suzanne Crymes
                    ----------------------------------------------------
                    Name:  Suzanne Crymes
                    Title:  Vice President

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                LASALLE BANK NATIONAL ASSOCIATION


                By:    /s/ Robert M. Wally
                    ----------------------------------------------------
                    Name:  Robert M. Wally
                    Title:  Vice President

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION: MANUFACTURERS AND TRUST COMPANY, successor in interest to Allfirst Bank


                By:    /s/ Kellie M. Matthews
                    ----------------------------------------------------
                    Name:  Kellie M. Matthews
                    Title: Administrative Vice President

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                KZH CNC LLC


                By:    s/s Dorian Herrera
                    ----------------------------------------------------
                    Name:  Dorian Herrera
                    Title:  Authorized Agent

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                KZH CRESCENT LLC

                By:    s/s Dorian Herrera
                    ----------------------------------------------------
                    Name:  Dorian Herrera
                    Title:  Authorized Agent

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                KZH CRESCENT-2 LLC


                By:    s/s Dorian Herrera
                    ----------------------------------------------------
                    Name:  Dorian Herrera
                    Title:  Authorized Agent

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                KZH CRESCENT-3 LLC


                By:    /s/ Dorian Herrera
                    ----------------------------------------------------
                    Name:  Dorian Herrera
                    Title:  Authorized Agent

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                KZH RIVERSIDE LLC


                By:    /s/ Dorian Herrera
                    ----------------------------------------------------
                    Name:  Dorian Herrera
                    Title:  Authorized Agent

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                KZH SOLEIL LLC


                By:    /s/ Dorian Herrera
                    ----------------------------------------------------
                    Name:  Dorian Herrera
                    Title: Authorized Agent

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                KZH SOLEIL-2 LLC


                By:    /s/ Dorian Herrera
                   ----------------------------------------------------
                   Name:  Dorian Herrera
                   Title: Authorized Agent

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                KZH WATERSIDE LLC


                By:    /s/ Dorian Herrera
                   ----------------------------------------------------
                   Name:  Dorian Herrera
                   Title: Authorized Agent

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                LONG LANE MASTER TRUST IV
                By:   Fleet National Bank as Trust
                      Administrator


                By:      /s/ Kevin Kearns
                     ----------------------------------------------------
                     Name:  Kevin Kearns
                     Title:  Managing Director

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                ALLSTATE LIFE INSURANCE COMPANY


                By:      /s/ David Walsh
                    ----------------------------------------------------
                    Name:  David Walsh
                    Title:  Authorized Signatory


                By:      /s/ Chris Goergen
                    ----------------------------------------------------
                    Name:  Chris Goergen
                    Title:  Authorized Signatory

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                KZH HIGHLAND-2 LLC


                By:      /s/ Dorian Herrera
                    ----------------------------------------------------
                    Name:  Dorian Herrera
                    Title:  Authorized Agent

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                TCW SELECT LOAN FUND, LIMITED
                By:    TCW Advisors, Inc. as its
                       Collateral Manager


                By:      /s/ G. Steven Kalin
                    ----------------------------------------------------
                    Name:  G. Steven Kalin
                    Title:  Senior Vice President


                By:      /s/ Jonathan R. Insull
                    ----------------------------------------------------
                    Name:  Jonathan R. Insull
                    Title:  Managing Director

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                C-SQUARED CDO LTD.
                By:    TCW Advisors, Inc., as its
                       Portfolio Manager

                By:      /s/ G. Steven Kalin
                     ------------------------------
                     Name:  G. Steven Kalin
                     Title:  Senior Vice President

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                SEQUILS IV, LTD.
                By:    TCW Advisors, Inc. as its
                       Collateral Manager


                By:      /s/ G. Steven Kalin
                     ------------------------------
                     Name:  G. Steven Kalin
                     Title: Senior Vice President

                By:     s/s Jonathan R. Insull
                     ------------------------------
                     Name:  Jonathan R. Insull
                     Title: Managing Director

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                SEQUILS I, LTD.
                By:    TCW Advisors, Inc. as its
                       Collateral Manager


                By:      /s/ G. Steven Kalin
                    ------------------------------
                    Name:  G. Steven Kalin
                    Title: Senior Vice President

                By:     s/s Jonathan R. Insull
                    ------------------------------
                    Name:  Jonathan R. Insull
                    Title: Managing Director

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill I - INGOTS, LTD., as Term Lender


                By:      /s/ Diane J. Exter
                     ------------------------------
                     Name:  Diane J. Exter
                     Title: Managing Director
                            Portfolio Manager

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill II - INGOTS, LTD., as Term Lender


                By:      /s/ Diane J. Exter
                     ------------------------------
                     Name:  Diane J. Exter
                     Title: Managing Director
                            Portfolio Manager

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                SANKATY ADVISORS, LLC as Collateral Manager for RACE POINT CLO, LIMITED, as Term Lender


                By:      /s/ Diane J. Exter
                   ------------------------------
                   Name:  Diane J. Exter
                   Title: Managing Director
                          Portfolio Manager

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                SANKATY ADVISORS, LLC as Collateral Manager for RACE POINT II CLO, LIMITED, as Term Lender


                By:      /s/ Diane J. Exter
                    ------------------------------
                    Name:  Diane J. Exter
                    Title: Managing Director
                           Portfolio Manager

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                HARBOUR TOWN FUNDING LLC


                By:      /s/ Ann E. Morris
                     ------------------------------
                     Name:  Ann E. Morris
                     Title:  Asst Vice President

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                NEW YORK LIFE INSURANCE AND ANNUITY COPRORATION
                By: New York Life Investment Management, LLC, Its
                    Investment Manager


                By:      /s/ F. David Melka
                     ------------------------------
                     Name:  F. David Melka
                     Title:  Vice President

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                ELF FUNDING TRUST III
                By:  New York Life Investment Management, LLC, as Attorney-
                     in-Fact


                By:      /s/ F. David Melka
                     ------------------------------
                     Name:  F. David Melka
                     Title: Vice President

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                NYLIM HIGH YIELD CDO, 2001, LTD.
                By: New York Life Investment Management, LLC, as Investment
                    Manager and Attorney-in-Fact


                By:      /s/ F. David Melka
                     ------------------------------
                     Name:  F. David Melka
                     Title: Vice President

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                EMERALD ORCHARD LIMITED

                By:      /s/ Gwen Zirkle
                    ------------------------------
                    Name:  Gwen Zirkle
                    Title: Attorney-in-Fact

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                BLUE SQUARE FUNDING SERIES 3
                DEUTSCHE BANK TRUST CO. AMERICAS
                FKA BANKERS TRUST CO


                By:      /s/ Susan Anderson
                    ------------------------------
                    Name:  Susan Anderson
                    Title: Assistant Vice President

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                HIGHLAND LEGACY LIMITED
                By: Highland Capital Management, L.P. as Collateral Manager


                By:      /s/ Mark Okada
                    ------------------------------
                    Name:  Mark Okada
                    Title: Chief Investment Officer Highland
                           Capital Management, L.P.

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                ELF FUNDING TRUST I
                By: Highland Capital Management, L.P., as Collateral Manager


                By:      /s/ Mark Okada
                    ------------------------------
                    Name:  Mark Okada
                    Title: Chief Investment Officer Highland Capital
                           Management, L.P.

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                RESTORATION FUNDING CLO, LTD.
                By: Highland Capital Management, L.P., as Collateral Manager


                By:      /s/ Mark Okada
                    ------------------------------
                    Name:  Mark Okada
                    Title: Chief Investment Officer Highland Capital
                           Management, L.P.

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                SL LOANS I LIMITED
                By: Highland Capital Management, L.P., as
                    Attorney-in-Fact



                By:      /s/ Mark Okada
                    ------------------------------
                    Name:  Mark Okada
                    Title: Chief Investment Officer Highland Capital Management, L.P.

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                GLENEAGLES TRADING LLC


                By:      /s/ Ann E. Morris
                    ------------------------------
                    Name:  Ann E. Morris
                    Title: Asst Vice President

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                STANWICH LOAN FUNDING LLC


                By:      /s/ Ann E. Morris
                    ------------------------------
                    Name:  Ann E. Morris
                    Title:  Asst Vice President

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                GRAYSTON CLO 2001-01 LTD.
                By: Bear Stearns Asset Management Inc. as its Collateral Manager


                By:      /s/ Niall D. Rosenzweig
                    ------------------------------
                    Name:  Niall D. Rosenzweig
                    Title:  Associate Director

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                GALLATIN FUNDING I LTD.
                By: Bear Stearns Asset Management Inc. as its Collateral Manager


                By:      /s/ Niall D. Rosenzweig
                    ------------------------------
                    Name:  Niall D. Rosenzweig
                    Title: Associate Director

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                GALAXY CLO 2003-I LTD.,
                By: CIBC, Inc., as Agent


                By:      /s/ John Livingston
                    ------------------------------
                    Name:  John Livingston
                    Title: Authorized Signatory

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                GULF STREAM - COMPASS CLO 2002-I, LTD.
                GULF STREAM ASSET MANAGEMENT, LLC

                By:      /s/ Barry K. Love
                    ------------------------------
                    Name:  Barry K. Love
                    Title: Chief Credit Officer

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                AMARA-1 FINANCE, LTD.
                By:  INVESCO Senior Secured Management, Inc. As Financial
                     Manager


                By:      /s/ Joseph Rotondo
                     ------------------------------
                     Name:  Joseph Rotondo
                     Title: Authorized Signatory

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                AMARA-2 FINANCE, LTD.
                By: INVESCO Senior Secured Management, Inc. As Financial
                    Manager


                By:      /s/ Joseph Rotondo
                    ------------------------------
                    Name:  Joseph Rotondo
                    Title: Authorized Signatory

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                AVALON CAPITAL LTD.
                By:  INVESCO Senior Secured Management, Inc. As Portfolio
                     Advisor


                By:      /s/ Joseph Rotondo
                     ------------------------------
                     Name:  Joseph Rotondo
                     Title:  Authorized Signatory

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                CHARTER VIEW PORTFOLIO
                By: INVESCO Senior Secured Management, Inc. As Investment
                    Advisor


                By:      /s/ Joseph Rotondo
                     ------------------------------
                     Name:  Joseph Rotondo
                     Title:  Authorized Signatory

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                DIVERSIFIED CREDIT PORTFOLIO LTD.
                By: INVESCO Senior Secured Management, Inc. As Investment
                    Advisor


                By:      /s/ Joseph Rotondo
                    ------------------------------
                    Name:  Joseph Rotondo
                    Title: Authorized Signatory

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                AIM FLOATING RATE FUND
                By: INVESCO Senior Secured Management, Inc. As
                    Attorney-in-Fact


                By:      /s/ Joseph Rotondo
                    ------------------------------
                    Name:  Joseph Rotondo
                    Title: Authorized Signatory

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                INVESCO EUROPEAN CDO I S.A.
                By: INVESCO Senior Secured Management, Inc. As Collateral
                    Manager


                By:      /s/ Joseph Rotondo
                    ------------------------------
                    Name:  Joseph Rotondo
                    Title: Authorized Signatory

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                SEQUILS-LIBERTY, LTD.
                By: INVESCO Senior Secured Management, Inc. As Collateral
                    Manager


                By:      /s/ Joseph Rotondo
                    ------------------------------
                    Name:  Joseph Rotondo
                    Title: Authorized Signatory

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                SARATOGA CLO I, LIMITED
                By: INVESCO Senior Secured Management, Inc. As Asset
                    Manager


                By:      /s/ Joseph Rotondo
                    ------------------------------
                    Name:  Joseph Rotondo
                    Title: Authorized Signatory

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                AVALON CAPITAL LTD. 2
                By: INVESCO Senior Secured Management, Inc. As Portfolio
                    Advisor


                By:      /s/ Joseph Rotondo
                    ------------------------------
                    Name:  Joseph Rotondo
                    Title: Authorized Signatory

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                OCTAGON INVESTMENT PARTNERS II, LLC
                By: Octagon Credit Investors, LLC as sub-investment manager


                By:      /s/ Michael B. Nechamkin
                    ------------------------------
                    Name:  Michael B. Nechamkin
                    Title: Portfolio Manager

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                OCTAGON INVESTMENT PARTNERS III, LTD.
                By: Octagon Credit Investors, LLC as Portfolio Manager


                By:      /s/ Michael B. Nechamkin
                    ------------------------------
                    Name:  Michael B. Nechamkin
                    Title: Portfolio Manager

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                OCTAGON INVESTMENT PARTNERS IV, LTD.
                By: Octagon Credit Investors, LLC as collateral manager


                By:      /s/ Michael B. Nechamkin
                    ------------------------------
                    Name:  Michael B. Nechamkin
                    Title: Portfolio Manager

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                OCTAGON INVESTMENT PARTNERS V, LTD.
                By: Octagon Credit Investors, LLC as Portfolio Manager


                By:      /s/ Michael B. Nechamkin
                    ------------------------------
                    Name:  Michael B. Nechamkin
                    Title: Portfolio Manager

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                SEQUILS-GLACE BAY, LTD.
                By: Royal Bank of Canada as Collateral Manager


                By:      /s/ Melissa Marano
                    ------------------------------
                    Name:  Melissa Marano
                    Title: Partner

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                TORONTO DOMINION (NEW YORK), INC.


                By:      /s/ Gwen Zirkle
                    ------------------------------
                    Name:  Gwen Zirkle
                    Title: Vice President

                SIGNATURE PAGE TO THE FIRST AMENDMENT AND CONSENT DATED AS OF MAY 13, 2003, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 14, 2003, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS FROM TIME TO TIME PARTY THERETO, LASALLE BANK NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND SALOMON SMITH BARNEY INC., AS SYNDICATION AGENT

                NAME OF INSTITUTION:
                SUNAMERICA LIFE INSURANCE COMPANY

                By:      /s/ W. Jeffrey Baxter
                     ------------------------------
                     Name:  W. Jeffrey Baxter
                     Title: Authorized Agent


                GALAXY CLO 1999-1, LTD.


                By:      /s/ W. Jeffrey Baxter
                     ------------------------------
                     Name:  W. Jeffrey Baxter
                     Title:  Authorized Agent

Acknowledged and Agreed:

GPC CAPITAL CORP. II


By:  /s/ John E. Hamilton
     ---------------------------------------
     Name:  John E. Hamilton
     Title:   Vice President, Secretary and Assistant Treasurer

GRAHAM PACKAGING POLAND, L.P.
           By: GPC Sub GP LLC, its general partner
GRAHAM RECYCLING COMPANY, L.P.
           By: GPC Sub GP LLC, its general partner
GRAHAM PACKAGING FRANCE PARTNERS
           By: GPC Sub GP LLC, its general partner
GRAHAM PACKAGING LATIN AMERICA, LLC
GPC SUB GP LLC
GPC OPCO GP LLC
GRAHAM PACKAGING WEST JORDAN, LLC


         on behalf of each of the above Subsidiary Guarantors


By:      /s/ John E. Hamilton
     ----------------------------------------------------
     Name:  John E. Hamilton
     Title:   Authorized Officer